[PICTURE OF MAN SITTING]










                              PAPP FOCUS FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT

                                December 31, 2002




                                                 Managed by:
                                                 L. Roy Papp & Associates, LLP
                                                 6225 North 24th Street
                                                 Suite 150
                                                 Phoenix, AZ  85016
                                                 (602)956-1115 Local
                                                 (800)421-4004
                                                 E-mail: invest@roypapp.com
                                                 Web: http://www.roypapp.com

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP FOCUS FUND, INC. AND
          STANDARD & POOR'S 500 STOCK INDEX THROUGH DECEMBER 31, 2002


----------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------
                           1 Year   Since Inception
----------------------------------------------------
Papp Focus Fund           -23.03%           -3.31%
----------------------------------------------------
Standard & Poor's 500     -22.10%           -2.25%
Stock Index
----------------------------------------------------

[Mountain Chart data in thousands of dollars]

------------------------------------------------------------------------
        Year    Papp Focus Fund  Standard & Poor's 500 Index
------------------------------------------------------------------------
     3/2/98           10                  10
------------------------------------------------------------------------
       1998        13.33               11.86
------------------------------------------------------------------------
       1999        13.41               14.36
------------------------------------------------------------------------
       2000        13.24               13.05
------------------------------------------------------------------------
       2001       11.039              11.499
------------------------------------------------------------------------
       2002        8.497               8.958
------------------------------------------------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Standard & Poor's 500 Stock Index, an unmanaged, market-weighted index that includes stocks of 500 of the largest U.S. companies. All values shown include reinvested dividends.

                              PAPP FOCUS FUND, INC.

Dear Fellow Shareholder:

Last year was a very disappointing one for our shareholders, including the partners and employees of our Firm which own shares of the Focus Fund, either directly or through our 401(K) plan. We were down 23.03% which was a little worse than the -22.10% experienced by the Standard & Poor's 500 Stock Index. Since inception, we were down 15.03% against the 10.42% loss for the S&P 500.

Although a few of our companies did relatively well during the downturn, especially the drug issues, a number of others, including those in electronic technology, advertising, and consumer goods had a dismal year as both sales and earnings failed to meet analysts expectations. We have not lost faith in these stocks because they do represent the future growth of our nation in both national and international terms. The concept of a world dominated by free trade between nations cannot be overestimated and we must be in the forefront of those changes that will favorably impact our nation and its people. We believe that other countries, particularly in the third world, are more favorably situated to produce the steel and textiles needed by us because of their lower educational levels, wages, and other demands by a more complex society like ours.

Given our basic premise of buying and holding good quality stocks that offer the probability of long-term growth, the past year has been difficult for even the long-term investor who continues to be very nervous about world conditions in general and the status of our economy in particular. Even though the events of 9/11 have not as yet been repeated, the terrorist threat continues to occupy the attention of many of our officials who have spent an enormous amount of time focusing on the problem. Financial scandals, such as those at Enron, Global Crossing, and World Com have badly shaken the investment community's faith in our business leadership. While we believe these scandals represent only a tiny minority of business, most of which is managed by people with good ethical standards, its effects continue to dampen investor morale. Add to this, the perception of insider trading (Martha Stewart) and a fragile international situation, including the possibility of war with Iraq and the recent problem with North Korea, and one can understand that investors are justifiably concerned about the long-term outlook.

In the past, we have pointed out that this is a difficult Fund to manage because of our self-imposed limitation of sixteen stocks and because of Internal Revenue Service regulations. This necessarily means that we will have a higher degree of volatility that would be the case with a portfolio holding a significantly larger number of stocks. It also means there will be times when few of our companies perform as we wish. This has been the case in the recent past.

Nevertheless, we believe that a well-diversified common stock portfolio, consisting of good quality growth companies, is an absolute necessity for those looking at the long-term. Our Fund is well diversified by industry, includes the best companies we can find, and should have a bright future.

                                                Best regards,
                                                /s/ L. Roy Papp
                                                L. Roy Papp, Chairman
                                                February 3, 2003


--------------------------------------------------------------------------------------------------------------------------
                          PAPP FOCUS FUND, INC.
                    SCHEDULE OF PORTFOLIO INVESTMENTS
                            DECEMBER 31, 2002

                                                                                     Number                  Fair
                              Common Stocks                                        of Shares                 Value
--------------------------------------------------------------------------------------------------------------------------
Financial Services (19.6%)
   American International Group
      (Major international insurance holding company)                                 1,300                $ 75,205
   Fiserv, Inc.
      (Provides data processing, information management, and
        outsourcing services to the financial services industry)                      3,000                 101,850
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                     3,900                 152,100
                                                                                                        -----------
                                                                                                            329,155
                                                                                                        ------------
Semiconductors & Equipment (13.8%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
        semiconductor manufacturing systems)                                          5,500                  71,665
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
        and memory chips)                                                             5,100                  79,407
   Linear Technology Corporation
      (Designer of high performance analog semiconductors)                            3,150                  81,018
                                                                                                        ------------
                                                                                                            232,090
                                                                                                        ------------
Software (10.2%)
   Microsoft Corporation *
      (Personal computer software)                                                    3,300                 170,610
                                                                                                        ------------
Investment Management (9.7%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                                   6,000                 163,680
                                                                                                        ------------
Pharmaceutical (8.1%)
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                                  2,400                 135,864
                                                                                                        ------------
Medical Products (6.5%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                2,400                 109,440
                                                                                                        ------------

The description provided in parentheses of the investment is unaudited. *Non-income producing security
      The accompanying notes are an integral part of this financial statement.


                          PAPP FOCUS FUND, INC.
                    SCHEDULE OF PORTFOLIO INVESTMENTS
                            DECEMBER 31, 2002

                                                                                  Number                Fair
                        Common Stocks (continued)                               of Shares               Value
------------------------------------------------------------------------------------------------------------------
Retailing  (5.0%)
   Wal-Mart Stores, Inc.
     (Discount retailer)                                                           1,650                $ 83,341
                                                                                                       ----------

Biotechnology (4.9%)
   Techne Corporation *
     (Producer of biotechnology products)                                          2,900                  82,847
                                                                                                       ----------
Electronic Equipment (4.6%)
   Molex, Inc.
     (Supplier of interconnection products)                                        3,900                  77,571
                                                                                                       ----------
Financial Processing (4.4%)
   Automatic Data Processing, Inc.
     (Provider of computing and data processing services)                          1,900                  74,575
                                                                                                       ----------
Telecommunications (4.3%)
   Nokia Corporation
     (Manufacturer of wireless handsets)                                           4,700                  72,850
                                                                                                       ----------
Consumer Products (4.3%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)                          1,750                  72,188
                                                                                                       ----------




Total Common Stocks - 95.4%  (cost $1,742,707)                                                         1,604,211
Cash and Other Assets, Less Liabilities - 4.6%                                                            77,803
                                                                                                       ----------
Net Assets - 100%                                                                                    $ 1,682,014
                                                                                                      ===========

The description provided in parentheses of the investment is unaudited.
    *Non-income producing security
      The accompanying notes are an integral part of this financial statement.


                                        PAPP FOCUS FUND, INC.
                                 STATEMENT OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 2002

                                                ASSETS
Investment in securities, at fair value (cost $ 1,742,707 ) (Note 1)                   $ 1,604,211
Cash                                                                                        66,819
Dividends and interest receivable                                                            3,109
Receivable for investment securities sold                                                   22,623
                                                                                       ------------
    Total assets                                                                         1,696,762


                                             LIABILITIES

Payable for investment securities purchased                                                 14,748
                                                                                       ------------
    Net assets                                                                         $ 1,682,014
                                                                                       ============


                                              NET ASSETS

Paid-in capital                                                                        $ 2,059,698
Accumulated undistributed net realized loss on investments sold                           (239,188)
Net unrealized depreciation on investments                                                (138,496)
                                                                                      -------------
    Net assets applicable to Fund shares outstanding                                   $ 1,682,014
                                                                                      =============

Fund shares outstanding                                                                    212,453
                                                                                      =============

Net Asset Value Per Share                                                                   $ 7.92
                                                                                      =============
   (Based on 212,453 shares outstanding at December 31, 2002)


    The accompanying notes are an integral part of this financial statement.

                              PAPP FOCUS FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends                                                        $ 15,938
  Interest                                                            1,009
  Foreign taxes withheld                                              (167)
                                                                -----------
    Total investment income                                          16,780
                                                                -----------

EXPENSES:
  Management fee (Note 3)                                            19,311
  Auditing fees                                                      14,092
  Filing fees                                                         9,290
  Legal fees                                                          9,268
  Custodial fees                                                      4,679
  Transfer agent fees (Note 3)                                        1,246
  Directors' attendance fees                                          1,200
  Other fees                                                          1,463
    Total expenses                                              -----------
                                                                     60,549

  Less costs reimbursed and fees waived by adviser (Note 3)         (36,410)
                                                                -----------
  Net expenses                                                       24,139
                                                                -----------

  Net investment loss                                               (7,359)
                                                                -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Proceeds from sales of securities                                 394,940
  Cost of securities sold                                          (450,908)
                                                                -----------
    Net realized loss on investments sold                           (55,968)

Net change in unrealized appreciation on investments               (438,101)
                                                                -----------

   Net realized and unrealized loss on investments                 (494,069)
                                                                -----------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:                $ (501,428)
                                                                ===========

    The accompanying notes are an integral part of this financial statement.


                              PAPP FOCUS FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                                                                                    2002                   2001
                                                                                ------------           -------------
FROM OPERATIONS:
Net investment loss                                                               $ (7,359)               $ (8,171)
Net realized loss on investments sold                                              (55,968)               (181,939)
Net change in unrealized appreciation on investments                              (438,101)               (337,351)
                                                                                ------------           -------------
     Decrease in net assets resulting
     from operations                                                              (501,428)               (527,461)
                                                                                ------------           -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment securities sold - prior year                             -                  (2,135)
                                                                                ------------           -------------

     Decrease in net assets resulting from
     distributions to shareholders                                                       -                  (2,135)
                                                                                ------------           -------------

FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                                                        54,914                  78,342
Net asset value of shares issued to shareholders
   in reinvestment of net realized gain on
   investment securities sold                                                            -                   1,667
Payments for redemption of shares                                                 (263,995)               (437,513)
                                                                                ------------           -------------

Decrease in net assets resulting
from shareholder transactions                                                     (209,081)               (357,504)
                                                                                ------------           -------------

Total decrease in net assets                                                      (710,509)               (887,100)

Net assets at beginning of the year                                              2,392,523               3,279,623
                                                                                ------------           -------------

Net assets at end of year                                                      $ 1,682,014             $ 2,392,523
                                                                                ============           =============


   The accompanying notes are an integral part of these financial statements.

                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

(1)      SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

As of December 31, 2002, the capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions.


         Expiration Date                        Amount
------------------------------------------    -------------------
December 31, 2009                                     $ (181,939)
December 31, 2010                                        (57,249)
                                              -------------------
      Total capital loss carryover                    $ (239,188)
                                              ===================





During the year ended December 31, 2002, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $76,899 were reclassified to paid in capital.

(2)      DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 26, 2001, a distribution was declared from net realized long-term capital gains of approximately $0.0091 a share aggregating $2,135. The distribution was paid on December 31, 2001, to shareholders of record on December 26, 2001

There were no significant differences between the book basis and tax basis of distributions for the year ended December 31, 2002.

(3)      TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $19,311 was required in 2002. Additionally, the manager reimbursed the Fund $17,099 in 2002, for normal operating expenses. The Fund incurred fees of $1,246 in 2002 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)      PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2002, purchase and sale transactions excluding short-term investments, were $276,681 and $394,940, respectively.

(5)      CAPITAL SHARE TRANSACTIONS:

At December 31, 2002, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                        Proceeds                Shares
                                    ------------------    --------------------
Year ended December 31, 2002
Shares issued                                $ 54,914                   7,119
Shares redeemed                              (263,995)                (27,227)
                                    ------------------    --------------------
   Net decrease                            $ (209,081)                (20,108)
                                    ==================    ====================

Year ended December 31, 2001
Shares issued                                $ 78,342                   7,145
Distributions reinvested                        1,667                      161
Shares redeemed                              (437,513)                (40,251)
                                    ------------------    --------------------
    Net decrease                           $ (357,504)                (32,945)
                                    ==================    ====================




(6)      UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2002, was $1,742,707, and net unrealized depreciation for U.S. Federal income tax purposes was $138,496, with gross unrealized gains on investments in which fair value exceeded cost totaled $149,915 and gross unrealized losses on investments in which cost exceeded fair value totaled $288,411.

(7)      SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                                                                                                                    Period Ended
                                                  Years ended December 31,                                          December 31,
                                                2002               2001             2000             1999             1998(A)
                                            ------------       ------------     ------------      ----------       ------------
Net asset value, beginning of period           $ 10.29            $ 12.35          $ 13.41          $ 13.33           $ 10.00
Income from operations:
      Net investment loss                        (0.06)             (0.08)           (0.09)           (0.11)            (0.06)
      Net realized and unrealized
        (loss)/gain on investments               (2.31)             (1.97)           (0.07)            0.19              3.39
          Total from operations             ------------       ------------     ------------      ----------       ------------
                                                 (2.37)             (2.05)           (0.16)            0.08              3.33


Less distributions from:
     Net realized gains                              -              (0.01)           (0.90)               -                 -
                                            ------------       ------------     ------------      ----------       ------------
          Total distributions                        -              (0.01)           (0.90)               -                 -
                                            ------------       ------------     ------------      ----------       ------------
Net asset value, end of period                  $ 7.92            $ 10.29          $ 12.35          $ 13.41           $ 13.33
                                            ------------       ------------     ------------      ----------       ------------
          Total return                          -23.03%            -16.61%           -1.28%            0.60%            33.30%
                                            ------------       ------------     ------------      ----------       ------------

Ratios/Supplemental Data:
     Net assets, end of period              $1,682,014        $ 2,392,523      $ 3,279,623      $ 3,951,395       $ 4,031,393
     Expenses to average net assets (B)          1.25%              1.25%            1.25%            1.25%            1.25%*
     Investment income to
         average net assets (C)                  0.86%              0.93%            0.72%            0.54%             0.70%
     Portfolio turnover rate                    15.04%             29.91%           45.72%           53.85%            50.37%


*Annualized

(A) From March 2, 1998 (date of commencement of operaions) through December 31, 1998.
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 3.13%, 2.34%, 1.91%, 1.63% and 1.38% for the years ended December 31, 2002, 2001,
     2000, 1999 and 1998.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Papp Focus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Focus Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Focus Fund, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

Phoenix, Arizona

January 21, 2003

  THE FOLLOWING REPORT IS A COPY OF THE PREVIOUSLY ISSUED ARTHUR ANDERSEN LLP
            REPORT AND HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Focus Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (March 2, 1998) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Focus Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (March 2, 1998) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP
Los Angeles, California
January 17, 2002

                              FACTS ABOUT THE FUND

INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 2, 1998, is designed for those long-term investors who wish to invest a portion of their common stock assets in a relatively small number of companies. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $613 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.

                                    DATE FIRST                                           NUMBER OF
                                    ELECTED OR                                      PORTFOLIOS IN FUND
 NAME, POSITION(S) AND AGE AT       APPOINTED TO   PRINCIPAL OCCUPATION(S) DURING     COMPLEX OVERSEEN      OTHER
 ------------------------------ ----------------- -------------------------------- -----------------        -----
          JANUARY  1, 2003            OFFICE        PAST FIVE YEARS                     BY DIRECTOR      DIRECTORSHIPS
                -------               ------        ----------                           --------       -------------
OFFICERS OF THE FUND:

Victoria S. Cavallero, CFA [44]        1997       Partner, L. Roy Papp &                   NA                NA
Vice President                                    Associates, LLP.

George D. Clark, Jr., CFA [63]         1997       Partner, L. Roy Papp &                   NA                NA
Vice President                                    Associates, LLP.

Jeffrey N. Edwards, CFA [44]           1997       Partner, L. Roy Papp &                   NA                NA
Vice President                                    Associates, LLP.

Julie A. Hein, [40]                    1997       Partner, L. Roy Papp &                   NA                NA
Vice President and                                Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [33]             2001       Partner, L. Roy Papp &                   NA                NA
Vice President                                    Associates, LLP since 2001; prior
                                                  thereto, Associate, L. Roy Papp &
                                                  Associates, LLP since 1997.

John L. Stull, CFA [38]                2001       Partner, L. Roy Papp &                   NA                NA
Vice President                                    Associates, LLP since 2001; prior
                                                  thereto, Associate, L. Roy Papp &
                                                  Associates, LLP since 1997 and
                                                  Financial Analyst, Finova Capital
                                                  Group.

Russell A. Biehl, [39]                 2001       Partner, L. Roy Papp &                   NA                NA
Vice President                                    Associates, LLP since 2001; prior
                                                  thereto, Associate, L. Roy Papp &
                                                  Associates, LLP since 1998 and
                                                  Portfolio Manager, Harris Trust
                                                  Bank.


                                    DATE FIRST                                           NUMBER OF
                                    ELECTED OR                                      PORTFOLIOS IN FUND
 NAME, POSITION(S) AND AGE AT       APPOINTED TO   PRINCIPAL OCCUPATION(S) DURING     COMPLEX OVERSEEN      OTHER
 ------------------------------ ----------------- -------------------------------- -----------------        -----
          JANUARY  1, 2003            OFFICE        PAST FIVE YEARS                     BY DIRECTOR      DIRECTORSHIPS
                -------               ------        ----------                           --------       -------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [75]                     1997        Partner, L. Roy Papp &                  Five              None
Chairman and Director                              Associates, LLP.

Harry A. Papp, CFA *+  [48]            1997        Partner, L. Roy Papp &                  Five              None
President and Director                             Associates, LLP.

Robert L. Mueller,* [74]               1997        Partner, L. Roy Papp &                  Five              None
Vice President, Secretary and                      Associates, LLP.
Director

Rosellen C. Papp, CFA *+ [48]          1997        Partner, L. Roy Papp &                  Five              None
Vice President, Treasurer and                      Associates, LLP.
Director

Bruce C. Williams, CFA * [49]          1997        Partner, L. Roy Papp &                  Five              None
Vice President and Director                        Associates, LLP.


DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

James K. Ballinger, [51]                  1997      Director, Phoenix Art Museum               Five              None
Director

Amy S. Clague, [68]                       1997      Private investor since 2000;               Five              None
Director                                            prior thereto, Partner, Boyd and
                                                    Clague, bookkeeping services.

Carolyn P. O'Malley, [53]                  1997     Executive Director, Dorrance               Three             None
Director                                            Family Foundation since 2001;
                                                    prior thereto, Director, Desert
                                                    Botanical Garden.



-----------------------

* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.
-----------------------


     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce
C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.